Arna Global LLC	Exhibit 10.3
514 Lothian Way
Abingdon, MD 21009

February 29, 2016

Sunalpha Green Technologies Private Limited
812 Venus Atlantis Corporate Park
Prahladnagar, Ahmedabad, Guajrat, India 380015

Re:	Amendment to Software Licensing Agreement between Sunalpha Green Technologies Private Limited and Arna Global, LLC entered into April 1, 2015

Dear Sunalpha Green Technologies Private Limited,

This letter amendment herein amends the Software Licensing Agreement between Sunalpha Green Technologies Private Limited (“Licensee”) and Arna Global, LLC (“Licensor”) entered into April 1, 2015 (the “Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement

Licensor and Licensee hereby agree, amend, and consent to Licensor’s conveyance, assignment, transfer, and deliver to TripBorn, Inc., a Delaware limited liability company of all of Licenor’s privileges and obligations under the Agreement including for the avoidance of doubt the right to receive all Compensation.

Please confirm your agreement with the foregoing by signing and returning a copy of this Letter to the undersigned.

SUNALPHA GREEN TECHNOLOGIES
PRIVATE LIMITED
By:	/s/ Deepak Sharma
Name:	Deepak Sharma
Title:	President and Managing Director

ARNA GLOBAL, LLC
By:	/s/ Deepak Sharma
Name:	Deepak Sharma
Title:	President